Exhibit 1.01

Tennant Company

Conflict Minerals Report

For The Year Ended December 31, 2016

1. Introduction

This report for the year ended December 31, 2016 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum, tungsten and gold (“3TG”). These requirements apply to registrants whatever the geographic origin of the 3TG and whether or not they fund armed conflict.

If a registrant can establish that the 3TG originated from sources other than the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”), or from recycled and scrap sources, they must submit a Form SD that describes the Reasonable Country of Origin Inquiry (“RCOI”) completed.

If a registrant has reason to believe that any of the 3TG in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those 3TG, then the registrant must exercise due diligence on the 3TGs source and chain of custody. The registrant must annually submit a Conflict Minerals Report (“CMR”) to the SEC that includes a description of those due diligence measures.

In April 2014, the Securities and Exchange Commission provided written guidance that explained that only companies who elect to claim that their products are “Conflict Free” are subject to an independent private sector audit. Tennant is not making such claim. Consequently, this report presented herein was not audited.

Company Overview

This report has been prepared by management of Tennant Company, a Minnesota corporation that was founded in 1870 and incorporated in 1909 (herein referred to as “Tennant,” the “Company,” “we,” “us” or “our”). The information includes the activities of all subsidiaries that are required to be consolidated.

Tennant is a world leader in designing, manufacturing and marketing solutions that empower customers to achieve quality cleaning performance, significantly reduce their environmental impact and help create a cleaner, safer, healthier world. Tennant is committed to creating and commercializing breakthrough, sustainable cleaning innovations to enhance its broad suite of products including: floor maintenance and outdoor cleaning equipment, chemical-free and other sustainable cleaning technologies, aftermarket parts and consumables, equipment maintenance and repair service, and specialty surface coatings. Our suite of offerings are marketed and sold under the following brands: Tennant®, Nobles®, Alfa Uma Empresa Tennant™ and Orbio®. The Orbio brand of products and solutions were created to focus on expanding the opportunities for a category of sustainable On-Site Generation (OSG) technologies that create and dispense effective cleaning and antimicrobial solutions on site within a facility such as ec-H2O™, Orbio 5000-Sc and Orbio os3.

The products that we manufacture that are subject to the reporting obligations of the Rule contain 3TG of unknown origin. We have not been able to determine whether the 3TG used in our products came from recycled or scrap sources, the facilities used to process these minerals, their country of origin or their mine or location of origin.

Because of our size, the complexity of our products and the dynamic depth and breadth of our supply chain, it is difficult to identify actors upstream from our direct suppliers. Accordingly, we participate in a number of industry-wide initiatives as described below.

In accordance with The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition, and the related Supplements on Tin, Tantalum and Tungsten and on Gold (“OECD Guidance”) and the Rule, this report is available on our website http://investors.tennantco.com/reports/sec-filings/default.aspx.

Company Management Systems

a.	Conflict Minerals Policy

We have a Conflict Minerals Policy located in the Sustainability section of our public website
http://www.tennantco.com/am-en/Pages/Company/sustainability.aspx.

b.	Internal Team

Tennant has established a management system for 3TG. Our management system includes an Oversight Committee sponsored by the General Counsel, as well as management-level representatives. This group meets as needed to gauge progress, approve extraordinary spending and to coordinate communication to the Audit Committee of the Board of Directors. Additionally, a Core Team consisting of subject matter experts, as required, from engineering, global sourcing, product regulatory, corporate communications, legal and risk management meets on a regular basis to actually execute the Conflict Minerals Program (RCOI and due diligence). The Core Team is led by the Product Regulatory Department, which is part of the Legal Department.

c.	Control Systems

As we do not typically have a direct relationship with 3TG smelters and refiners, and because we are the only SEC-reporting company within our industry peer group, we initiated a Conflict Minerals Task Force in the Twin Cities (Minneapolis-St. Paul) for the purpose of aligning our approach and establishing best practices with other reputable firms in scope of Section 1502 of the Dodd-Frank Act. There are now 17 member companies, and the group meets as needed to discuss approaches and tools for compliance. Additionally, we are a member of the Conflict Free Sourcing Initiative, and, as a result, we have up-to-date information and access to developments in the following industry-wide initiatives: the Electronics Industry Citizenship Coalition-Global e-Sustainability Initiatives (EICC-GeSI); the ITRI Tin Supply Chain Initiative (iTSCi); and the Public Private Alliance for Responsible Minerals Trade (PPA).

Controls include, but are not limited to, our Supplier Core Expectations, which outline expected behaviors for our supply chain partners, and our Corporate Sustainability Report, which establishes our position on several key metrics in this area.

d.	Supplier Engagement

With respect to the OECD requirement to strengthen engagement with suppliers, we have updated language in our contracts with suppliers such that the conflict minerals disclosure, together with other emerging supply chain transparency disclosures, is an up-front expectation to all current and new suppliers. We also vetted all supplier contact information for the RCOI with our first-tier suppliers. This has resulted in a more streamlined automation of the RCOI/due diligence process. Our RCOI process is described in more detail in section 2 below.

Grievance Mechanism

We have an Ethics Hotline whereby employees and suppliers can anonymously report violations of our policies.

Maintain Records

Tennant has a well-developed document retention schedule, and the records generated as a result of the Conflict Minerals Program will adhere to the thorough, existing schedule.

Carry out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain. As described above, we participate in, or have direct visibility to the following industry-wide initiatives to disclose upstream actors in the supply chain: the Electronics Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI), the Conflict Free Sourcing Initiative (CFSI), the ITRI Tin Supply Chain Initiative (iTSCI), the Public Private Alliance for Responsible Minerals Trade (PPA) and the Twin Cities Conflict Minerals Taskforce.

Report on Supply Chain Due Diligence

We prepared this Conflict Minerals Report as Exhibit 1.01 to our Form SD.

2. Reasonable Country of Origin Inquiry

Supply Chain

Tennant has significant supply bases in the Americas, Europe and Asia Pacific. We rely on our direct suppliers to provide information on the origin of the 3TG contained in components and materials supplied to us - including sources of 3TG that are supplied to them from lower tier suppliers. As we enter into new contracts, or our contracts renew, we are adding a clause to require suppliers to provide information about the source of 3TG and smelters. It may take a number of years to ensure that all our supplier contracts contain appropriate flow-down clauses. In the meantime, as described below, we are working with selected suppliers to ensure they provide the 3TG sourcing information until the contracts can be amended.

Identify and Assess Risk in the Supply Chain

Tennant spent considerable time in 2013 creating a robust and sustainable process for the 3TG inquiries and subsequent due diligence. Foundational elements included:

•	Developing ownership, process steps and inquiry strategy for the RCOI;

•	Communicating to suppliers directly and via updated company policies; and

•	Scoping an integrated technology solution that would automate the RCOI and be scalable with our global supply base.

In 2013, we conducted a risk assessment of our supply chain to determine which material groups were likely candidates to contain at least one of the 3TG. Since 2013 we have continued to refresh the list of suppliers via on-going dialogue with our Global Supply group. From these assessments, the core team began focusing its program on the supplier subset identified (“first-tier”) and surveyed those suppliers.

Request for Information

Since 2014 we have been using a third party software solution to automate the RCOI process such that due diligence is more expedient and focused on the higher risk suppliers. Our software solution provides supplier training, auditable reporting/documentation and the ability to focus resources where risk dictates. The survey feature of this solution asks the supplier targeted questions consistent with the Electronic Industry Citizenship Coalition® (EICC®) and the Global e-Sustainability Initiative (GeSI) CFSI Reporting Template (“The Template”). Using this software solution in 2016, we surveyed direct suppliers representing in excess of 90% of our total number of direct suppliers. However, of these 90%, many will have 3TG in their respective supply chains. We are unable, with absolute assurance, to determine the origin of the 3TG in our products and therefore cannot exclude the possibility that some may have originated in the Covered Countries. For that reason, we are required under the Rule to submit to the SEC this CMR as an Exhibit to this Form SD.

Survey Responses

We reviewed the responses we received against criteria developed to determine which required further engagement with our suppliers. These criteria included untimely or incomplete responses, as well as inconsistencies within the data reported. We contacted selected direct suppliers on responses that we identified as incomplete, nonsensical or potentially untrustworthy and requested additional clarifying information.

The large majority of the responses received provided data at a company or divisional level or, as described above, were unable to specify the smelters or refiners used for components supplied to us. We are therefore unable to determine whether any of the 3TG reported by the suppliers was contained in components or parts supplied to us or to validate that any of these smelters or refiners are actually in our supply chain.

Design and Implement a Strategy to Respond to Risks

As described in our Conflict Minerals Policy, we intend to engage suppliers found to be supplying us with 3TG from sources that support conflict in the Covered Countries to consider finding alternative sources of 3TG that do not support such conflict. As part of our risk management plan to ensure suppliers understand our expectations, we provide information in our RCOI communications and supplier agreements. As part of our Conflict Minerals Program, the core team is responsible for mentoring critical suppliers who may require additional education or guidance.

Risks are presented in several areas. First, there is a basic risk that our suppliers do not understand the Rule or the updated policies we have adopted regarding 3TG. As mentioned above, we will work with suppliers who have questions or concerns. The second risk is that the responses to our RCOI are not sufficient. This includes incomplete responses or lack of a response. The third risk arises as we verify the responses from suppliers against a list of strategic criteria. If a response falls outside acceptable boundaries, an inquiry is initiated. Finally, we have established a series of action steps to follow per our risk management plan, such that if a supplier proves unwilling or unable to verify or pursue a conflict-free supply chain, we will take corrective action. This makes up the fundamental, on-going activity of our Conflict Minerals Program. Updates to this program are provided regularly to executive management.

3. Design of Due Diligence Framework

Our due diligence framework has been designed to conform in all material respects with the framework in the Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition, and the related Supplements on Tin, Tantalum and Tungsten and on Gold.

4. Due Diligence Measures Performed

The due diligence measures performed include, but are not limited to:

•
Compared the smelter and refiner (SOR) information received from our suppliers against the Conflict Free Sourcing Initiative (CFSI) list of smelters and refiners who have been audited and received a “conflict free” designation and the US Department of Commerce 2016 list of known smelters and refiners.

•	Compared CFSI’s list of active smelters and refiners with the list of SORs in our supply chain. Once we had a list of the SORs in our supply chain, we took two separate due diligence approaches:

◦	requested several of our suppliers send correspondence to the SORs in their supply chains, requesting the SORs work with CFSI to become compliant, and

◦
educated a smelter in Brazil about the CFSI audit process and how to prepare for a smelter audit. In February 2017, we visited the smelter to review their Conflict Minerals Program and finalize their audit documentation.

5. Steps to Be Taken to Mitigate Risk in 2017

We intend to take the following steps to improve the due diligence conducted to further mitigate risk that the necessary 3TG in our products could benefit armed groups in the Covered Countries:

a. Work with CFSI to increase the number of compliant SORs.
b. Engage with suppliers and direct them to training resources to attempt to increase the response rate and improve the content of the supplier survey responses.
c. Engage suppliers found to be supplying us with 3TG from sources that support conflict in the Covered Countries to consider finding alternative sources of 3TG that do not support such conflict.
d. Work with relevant trade associations to define and improve best practices and build leverage over the supply chain in accordance with the OECD Guidance.

6. Names and Locations of Smelters and Refiners

The table below lists the CFSI Smelter Information Exchange validated smelters and refiners identified in our suppliers’ survey responses for 2016. The large majority of the responses provided data at a company or divisional level. Consequently, we are unable to verify which, if any, of these smelters or refiners provided 3TG contained in components or parts supplied to us, the countries of origin of the 3TG in such components or parts or to validate that any of these smelters or refiners are actually in our supply chain.

Metal	Smelter Name	Country
Gold (Au)	ABC	ALBANIA
Gold (Au)	Acade Metals Co., Ltd.	CHINA
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold (Au)	Advanced Chemical Company	UNITED STATES
Gold (Au)	AGR Matthey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co., Ltd.	JAPAN
Gold (Au)	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold (Au)	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold (Au)	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold (Au)	Alpha Metals Korea	KOREA, REPUBLIC OF
Gold (Au)	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold (Au)	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold (Au)	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold (Au)	ANZ	AUSTRALIA
Gold (Au)	ANZ Banking	AUSTRIA
Gold (Au)	Argor-Heraeus S.A.	SWITZERLAND
Gold (Au)	Argor-Heraeus,HONG KONG	HONG KONG
Gold (Au)	Asahi Pretec Corporation	JAPAN
Gold (Au)	Asahi Refining Canada Ltd.	CANADA
Gold (Au)	Asahi Refining USA Inc.	UNITED STATES
Gold (Au)	Asaka Riken Co.,Ltd.	JAPAN
Gold (Au)	Asarco	UNITED STATES
Gold (Au)	ASARCO Incorporated	United States
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Atotech	GERMANY
Gold (Au)	AU Traders and Refiners	SOUTH AFRICA
Gold (Au)	AURA-II	UNITED STATES
Gold (Au)	Aurubis AG	GERMANY
Gold (Au)	Auston powder	UNITED STATES
Gold (Au)	B.R.Industries	INDIA
Gold (Au)	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold (Au)	Baker	UNITED STATES
Gold (Au)	BALORE REFINERSGA	INDIA
Gold (Au)	Bangalore Refinery Pvt Ltd	INDIA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Gold (Au)	Bangkok Assay	THAILAND
Gold (Au)	Bank of Switzerland	SWITZERLAND
Gold (Au)	Batu Hijau Gold/Copper Mining	INDONESIA
Gold (Au)	Bauer Walser AG	GERMANY
Gold (Au)	BHP Billiton	Chile
Gold (Au)	Boliden AB	SWEDEN
Gold (Au)	bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	CHINA
Gold (Au)	BRIGHT-E	CHINA
Gold (Au)	C. Hafner GmbH + Co. KG	GERMANY
Gold (Au)	C.Uyemura & CO.,Ltd	JAPAN
Gold (Au)	CANADA	CANADA
Gold (Au)	Canadian Copper Refiners	CANADA
Gold (Au)	Caridad	MEXICO
Gold (Au)	Casa da Moeda do Brasil	BRAZIL
Gold (Au)	CCR Refinery - Glencore Canada Corporation	CANADA
Gold (Au)	Cendres & Métaux SA	SWITZERLAND
Gold (Au)	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold (Au)	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold (Au)	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
Gold (Au)	Changsanjiao Elc.	CHINA
Gold (Au)	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold (Au)	Cheong Hing	HONG KONG
Gold (Au)	Chernan Technology co., ltd	TAIWAN
Gold (Au)	Chimet S.p.A.	ITALY
Gold (Au)	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold (Au)	China Gold International Resources Corp. Ltd.	CHINA
Gold (Au)	China Golddeal Investment Co. Ltd	CHINA
Gold (Au)	China National Gold Group Corporation	CHINA
Gold (Au)	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
Gold (Au)	China Rare Metal Materials Company	CHINA
Gold (Au)	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold (Au)	China's nonferrous mining group co., LTD	CHINA
Gold (Au)	Chinese Government	CHINA
Gold (Au)	Chugai Mining	JAPAN
Gold (Au)	Coldeco	CHILE
Gold (Au)	Colt Refining	UNITED STATES
Gold (Au)	Compagnie des Metaux Precieux	FRANCE
Gold (Au)	Comptoir Lyon-Alemand Louyot	FRANCE
Gold (Au)	Cookson SEMPSA (Cookson Group)	SPAIN
Gold (Au)	Copyr Gold shousha	JAPAN
Gold (Au)	CORE PMG	GERMANY
Gold (Au)	CRM	BRAZIL
Gold (Au)	CS	SWITZERLAND
Gold (Au)	DA HONG	TAIWAN
Gold (Au)	Daejin Indus Co, Ltd	KOREA, REPUBLIC OF
Gold (Au)	DAERYOUNG E&C	KOREA, REPUBLIC OF

Gold (Au)	DaeryungENC	KOREA, REPUBLIC OF
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold (Au)	Degussa	GERMANY
Gold (Au)	Do Sung Corporation	KOREA, REPUBLIC OF
Gold (Au)	DODUCO GmbH	GERMANY
Gold (Au)	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA
Gold (Au)	Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold (Au)	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold (Au)	Dongguan Standard Electronic Material Co Ltd	CHINA
Gold (Au)	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Gold (Au)	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	CHINA
Gold (Au)	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold (Au)	Dong-Wo Co., Ltd.	CHINA
Gold (Au)	Dosung metal	KOREA, REPUBLIC OF
Gold (Au)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold (Au)	DUOXIN	CHINA
Gold (Au)	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold (Au)	Eco-System Recycling Co., Ltd.	JAPAN
Gold (Au)	Eldorado Gold Corporation	CHINA
Gold (Au)	electro metals	UNITED STATES
Gold (Au)	Elemetal Refining, LLC	UNITED STATES
Gold (Au)	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold (Au)	Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA
Gold (Au)	Engelhard London	UNITED KINGDOM
Gold (Au)	ENTHONE OMI	UNITED STATES
Gold (Au)	ERCEI	FRANCE
Gold (Au)	ESG Edelmetall-Service GmbH & Co. KG	GERMANY
Gold (Au)	Faggi S.p.A.	Italy
Gold (Au)	Ferro Corporation	UNITED STATES
Gold (Au)	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold (Au)	Five gold steel material processing厂Dongguan Tangxia re- sho	CHINA
Gold (Au)	Foxxconn	TAIWAN
Gold (Au)	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	Gansu Seemine Material Hi-Tech Co Ltd	China
Gold (Au)	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold (Au)	Geib Refining Corp	United States
Gold (Au)	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gold (Au)	Gejiu Yunxi Croup Corp	CHINA
Gold (Au)	GEJIU ZILI MINING & SMELTING CO. LTD.	CHINA
Gold (Au)	General Iken	SWITZERLAND
Gold (Au)	Gold and Siver Refining Strokes Ltd.	CHINA

Gold (Au)	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold (Au)	Gold Trading Company Ltd.	CHINA
Gold (Au)	Gold trading room	JAPAN
Gold (Au)	Gong an ju	CHINA
Gold (Au)	Government (Police Dept.)	CHINA
Gold (Au)	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold (Au)	Guandong Jinding Material co., Ltd.	CHINA
Gold (Au)	Guangdong grace billion Kate Fine Chemical Co., Ltd.	CHINA
Gold (Au)	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA
Gold (Au)	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA
Gold (Au)	Guangdong Jinding Gold Limited	CHINA
Gold (Au)	Guangdong Jinding Material co., Ltd.	CHINA
Gold (Au)	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold (Au)	Guangdong Provincial Public Security Bureau	CHINA
Gold (Au)	GuangZHou Jin Ding	CHINA
Gold (Au)	Guangzhou King's high-tech materials	CHINA
Gold (Au)	Gujarat Gold Centre	INDIA
Gold (Au)	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold (Au)	Gwo Chern industrial Co., Ltd.	TAIWAN
Gold (Au)	HAI RONG METAL PRODUCTS LTD.	CHINA
Gold (Au)	Hang Seng Technology	CHINA
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Harima Smelter	JAPAN
Gold (Au)	Harmony Gold Mining Company Limited	South Africa
Gold (Au)	Harmony Gold Refinery	SOUTH AFRICA
Gold (Au)	Heesung	KAZAKHSTAN
Gold (Au)	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold (Au)	Heesung Metal Ltd	KOREA, REPUBLIC OF
Gold (Au)	Heimerdinger	GERMANY
Gold (Au)	Heimerle + Meule GmbH	GERMANY
Gold (Au)	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold (Au)	Henan Middle Plain Gold Smelt	CHINA
Gold (Au)	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA
Gold (Au)	Henan San Men Xia	CHINA
Gold (Au)	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold (Au)	Henan zhongyuan gold melter	CHINA
Gold (Au)	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold (Au)	HERAEUS	HONG KONG
Gold (Au)	Heraeus (zhaoyuan)Precious Metal Materials Co.,Ltd.	CHINA
Gold (Au)	Heraeus Ltd Hong Kong	HONG KONG
Gold (Au)	Heraeus Ltd. Hong Kong	CHINA
Gold (Au)	Heraeus Material Technology	UNITED STATES
Gold (Au)	Heraeus Metals Hong Kong Ltd.	CHINA
Gold (Au)	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold (Au)	Heraeus Precious Metals North America	UNITED STATES
Gold (Au)	Heraeus Precious Metals, Inc, Newark New Jersey, USA	UNITED STATES
Gold (Au)	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold (Au)	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Gold (Au)	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA
Gold (Au)	HERA-KOREA	KOREA, REPUBLIC OF
Gold (Au)	Hereaus Precious Metal	UNITED STATES
Gold (Au)	HH Handy & Harman Refining Group	UNITED STATES
Gold (Au)	Hisikari Mine	JAPAN
Gold (Au)	HMG	GERMANY
Gold (Au)	Hon Shen Co. Ltd	TAIWAN
Gold (Au)	HonHai Precision Co.,Ltd	TAIWAN
Gold (Au)	Hop Hing electroplating factory Zhejiang	CHINA
Gold (Au)	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil
Gold (Au)	Hunan Chenzhou Mining Industry Group	CHINA
Gold (Au)	Hutti Gold Mines Co.	INDIA
Gold (Au)	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	ICBC	CHINA
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold (Au)	Ishifuku kinzoku kougyo souka kojyo	JAPAN
Gold (Au)	Istanbul Gold Refinery	TURKEY
Gold (Au)	Japan Mint	JAPAN
Gold (Au)	Japan Pure Chemcial	JAPAN
Gold (Au)	Jia Lung Corp	TAIWAN
Gold (Au)	Jiangxi Copper Co., Ltd.	CHINA
Gold (Au)	Jie sheng	CHINA
Gold (Au)	Jin Dong Heng	CHINA
Gold (Au)	Jin Jinyin refining company limited	CHINA
Gold (Au)	JinBao Electronic Co.,Ltd.	CHINA
Gold (Au)	Jinfeng Gold Mine Smelter	CHINA
Gold (Au)	Jinlong Copper Co.,Ltd.	CHINA
Gold (Au)	Johnson Matthey & Pauwels	BELGIUM
Gold (Au)	Johnson Matthey HongKong Ltd.	CHINA
Gold (Au)	Johnson Matthey Inc	UNITED STATES
Gold (Au)	Johnson Matthey Ltd	CANADA
Gold (Au)	Johnson Matthey Pacific Limited	HONG KONG
Gold (Au)	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold (Au)	JSC Uralelectromed	RUSSIAN FEDERATION
Gold (Au)	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold (Au)	K.A.Rasmussen as	NORWAY
Gold (Au)	Kahanna Traders & Engineers	INDIA

Gold (Au)	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold (Au)	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold (Au)	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold (Au)	Kazzinc Inc.	Kazakhstan
Gold (Au)	Kazzinc Ltd	KAZAKHSTAN
Gold (Au)	Kee Shing	HONG KONG
Gold (Au)	Kennecott Utah Copper LLC	UNITED STATES
Gold (Au)	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Gold (Au)	Kojima Chemical Co., Ltd.	JAPAN
Gold (Au)	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Kuan Shuo Ind Co Ltd	TAIWAN
Gold (Au)	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold (Au)	KYOCERA Corporation	JAPAN
Gold (Au)	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold (Au)	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold (Au)	L azurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	La Caridad Mine	MEXICO
Gold (Au)	Lazurde Company For Jewelry	SAUDI ARABIA
Gold (Au)	LBMA	JAPAN
Gold (Au)	Lee Iken	SWITZERLAND
Gold (Au)	LG-Nikko	KOREA, REPUBLIC OF
Gold (Au)	LiBaoJia	CHINA
Gold (Au)	liken@powersignal.com	SWITZERLAND
Gold (Au)	Lingbao Gold Company Ltd.	China
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Gold (Au)	LINXENS	FRANCE
Gold (Au)	LITTELFUSE	UNITED STATES
Gold (Au)	London Bullion Market Association	UNITED KINGDOM
Gold (Au)	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold (Au)	Luo men ha si	CHINA
Gold (Au)	Luo yang Zijin Yinhui Metal Smelt Co Ltd	China
Gold (Au)	Maite Long	CHINA
Gold (Au)	Marsam Metals	Brazil
Gold (Au)	Material Technology Co., Ltd. Shenzhen Fu Chun	CHINA
Gold (Au)	Materion	UNITED STATES
Gold (Au)	Matsuda Sangyo Co. Ltd	JAPAN
Gold (Au)	Metallic Resources Inc	UNITED STATES
Gold (Au)	Metalor	SWITZERLAND
Gold (Au)	Metalor France	FRANCE
Gold (Au)	Metalor Shanghai	CHINA
Gold (Au)	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold (Au)	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold (Au)	Metalor technologies (HONG KONG)LIMITED TAIWAN BRANCH	TAIWAN
Gold (Au)	Metalor Technologies (Singapore) Pte. Ltd.	Singapore

Gold (Au)	Metalor Technologies (Suzhou) Co Ltd	China
Gold (Au)	Metalor Technologies Japan	JAPAN
Gold (Au)	Metalor Technologies S.A.	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation	UNITED STATES
Gold (Au)	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold (Au)	Metaux Precieux SA	SWITZERLAND
Gold (Au)	Met-Mex Peñoles, S.A.	MEXICO
Gold (Au)	Mistubishi Materials Corporation	JAPAN
Gold (Au)	MITSUBISHI GAS CHEMICAL CO., INC	JAPAN
Gold (Au)	Mitsui & Co Precious Metals Inc	JAPAN
Gold (Au)	Mitsui & Co. Precious Metals Inc Hong Kong Branch	CHINA
Gold (Au)	Mitsui & Co. Precious Metals Inc.	JAPAN
Gold (Au)	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd	JAPAN
Gold (Au)	MK Electronics	KOREA, REPUBLIC OF
Gold (Au)	MMTC-PAMP India Pvt. Ltd	India
Gold (Au)	Monopoly Ltd. Zhuhai toxic materials	CHINA
Gold (Au)	Morigin Co.,Ltd	JAPAN
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold (Au)	MPF	FRANCE
Gold (Au)	N.E.Chemcat Corporation	JAPAN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Gold (Au)	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
Gold (Au)	Natsuda Sangyo Co., Ltd	JAPAN
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	Nihon Material Co., Ltd.	JAPAN
Gold (Au)	Niihama Nickel Refinery	JAPAN
Gold (Au)	Ningbo Kangqiang	CHINA
Gold (Au)	Nippon Micrometal Corporation	JAPAN
Gold (Au)	Nippon Mining & Mtetals	JAPAN
Gold (Au)	Nisshin Chemical Co., Ltd.	JAPAN
Gold (Au)	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA
Gold (Au)	OGM	SINGAPORE
Gold (Au)	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold (Au)	Ohio Precious Metals LLC.	UNITED STATES
Gold (Au)	Ohura Precious Metal Industry Co., Ltd	Japan
Gold (Au)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold (Au)	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold (Au)	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	OJSC ÒThe Gulidov Krasnoyarsk Non-Ferrous Metals PlantÓ (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold (Au)	OJSC The Gulidov Krasnoyarsk Non-Ferrous Metals Plant"" (OJSC Krastsvetmet)"	Russian Federation
Gold (Au)	OMG ELECTROCHEMICALS	UNITED STATES

Gold (Au)	OMG GALVANOTECHNIK	GERMANY
Gold (Au)	PAMP S.A.	SWITZERLAND
Gold (Au)	Pan Pacific Copper Co Ltd.,	JAPAN
Gold (Au)	Penglai Penggang Gold Industry Co Ltd	China
Gold (Au)	PJ-USA	AMERICAN SAMOA
Gold (Au)	PM Sales Inc.	UNITED STATES
Gold (Au)	Pogo Gold Mining	UNITED STATES
Gold (Au)	PRECIOUS METAL SALES CORP.	UNITED STATES
Gold (Au)	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold (Au)	PX Précinox S.A.	SWITZERLAND
Gold (Au)	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold (Au)	Realized the enterprise co., ltd.	CHINA
Gold (Au)	Remondis Argentia B.V.	NETHERLANDS
Gold (Au)	Republic Metals Corporation	UNITED STATES
Gold (Au)	Rio Tinto Group	UNITED STATES
Gold (Au)	Riotinto	UNITED STATES
Gold (Au)	Rohm & Haas Elec. Mat'ls	SINGAPORE
Gold (Au)	Royal Canadian Mint	CANADA
Gold (Au)	SAAMP	FRANCE
Gold (Au)	Sabin Metal Corp.	UNITED STATES
Gold (Au)	Safimet Spa. (Gold refiners)	ITALY
Gold (Au)	SAFINA, a.s	Czech Republic
Gold (Au)	Sai Refinery	INDIA
Gold (Au)	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold (Au)	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Gold (Au)	Sanmenxia Hang seng science and technology, research and development Co., LTD	INDONESIA
Gold (Au)	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold (Au)	Sanmenxia HengSheng	CHINA
Gold (Au)	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold (Au)	SAXONIA Edelmetalle GmbH	GERMANY
Gold (Au)	Schloetter Co Ltd	GERMANY
Gold (Au)	Schloetter Co. Ltd.	UNITED KINGDOM
Gold (Au)	Schone Edelmetaal B.V.	NETHERLANDS
Gold (Au)	SCHOOT	GERMANY
Gold (Au)	Schšne Edelmetaal B.V.Ê	Netherlands
Gold (Au)	Scotia Mocatta	HONG KONG
Gold (Au)	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold (Au)	SEMPSA Joyer’a Plater’a SA	Spain
Gold (Au)	Sen Silver	JAPAN
Gold (Au)	Senju Metal Industries Co., Ltd.	JAPAN
Gold (Au)	Senyin	JAPAN
Gold (Au)	Sewon Korea	KOREA, REPUBLIC OF
Gold (Au)	SGE : Shanghai Gold Exchange	CHINA
Gold (Au)	Shandon Jin Jinyin Refining Limited	CHINA
Gold (Au)	Shandong Gold Mining Co., Ltd.	China

Gold (Au)	SHANDONG GOLD MINING CO.,LTD.	SINGAPORE
Gold (Au)	Shandong Humon Smelting Co., Ltd.	CHINA
Gold (Au)	Shandong penglai gold smelter	CHINA
Gold (Au)	Shandong Tarzan Bio-Gold Co Ltd	China
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold (Au)	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold (Au)	Shandong Zhaojinlifu	CHINA
Gold (Au)	Shandong Zhaoyan Gold Argentine refining company	CHINA
Gold (Au)	Shandong Zhongkuang Group Co,.Ltd.	China
Gold (Au)	Shandong,China	CHINA
Gold (Au)	Shang Hai Gold Exchange	CHINA
Gold (Au)	shang hai gold trader	CHINA
Gold (Au)	Shangdong zhaoyuanzhaojin Company	CHINA
Gold (Au)	SHANGHAI GOLD EXCHANGE	CHINA
Gold (Au)	Sheffield Smelting Co. Ltd.	ENGLAND
Gold (Au)	Shen Zhen Thousand Island Ltd.	CHINA
Gold (Au)	Shenzhen Chemicals & light industry co., ltd	CHINA
Gold (Au)	Shenzhen Funjun Material Technology Co.,Ltd	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold (Au)	SHENZHEN KURIL METAL COMPANY	CHINA
Gold (Au)	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY	CHINA
Gold (Au)	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold (Au)	ShenZhen urban pubic bureau of China	CHINA
Gold (Au)	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold (Au)	Shi Fu Metal Industrial	JAPAN
Gold (Au)	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd	China
Gold (Au)	Singway Technology Co., Ltd.	TAIWAN
Gold (Au)	SKE (China): Shanghai Kyocera Electronics Co Ltd.	CHINA
Gold (Au)	Smelter/Processor	HONG KONG
Gold (Au)	So Accurate Group, Inc.	UNITED STATES
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold (Au)	Sojitz	JAPAN
Gold (Au)	Solartech	CHINA
Gold (Au)	Soochow University's	CHINA
Gold (Au)	Souzhou XingRui Noble	CHINA
Gold (Au)	Standard Bank	HONG KONG
Gold (Au)	Stender Electronic Materials Co Ltd	CHINA
Gold (Au)	Strain DS Force Shop	JAPAN
Gold (Au)	Sudan Gold Refinery	SUDAN
Gold (Au)	Sumisho	JAPAN
Gold (Au)	Super Dragon Technology Co., Ltd.	TAIWAN
Gold (Au)	SuZhou ShenChuang recycling Ltd.	CHINA

Gold (Au)	Suzhou xingrui	CHINA
Gold (Au)	Suzhou Xingrui Noble	CHINA
Gold (Au)	T.C.A S.p.A	ITALY
Gold (Au)	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold (Au)	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Gold (Au)	Tai'Zhou City Yangtze River Delta Electron Ltd	CHINA
Gold (Au)	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA
Gold (Au)	Talcang City Nankang Metal Material Co., Ltd	CHINA
Gold (Au)	Tanaka Electronics	CHINA
Gold (Au)	Tanaka Kikinnzoku Kogyo K.K.	TAIWAN
Gold (Au)	Tanaka Kinzoku international Co.Ltd Taipei branch	TAIWAN
Gold (Au)	The bank of Nova Scotia	HONG KONG
Gold (Au)	The Department of Public Safety	CHINA
Gold (Au)	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold (Au)	The Great Wall Gold and Silver Refinery of China	CHINA
Gold (Au)	The Hutti Gold Mines Co Ltd	INDIA
Gold (Au)	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold (Au)	The Sheffield Smelting Company	UNITED KINGDOM
Gold (Au)	Tian Cheng	CHINA
Gold (Au)	Tokuiki Honten Co. Ltd	JAPAN
Gold (Au)	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold (Au)	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold (Au)	Tony Goetz NV	BELGIUM
Gold (Au)	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold (Au)	Tsai Brother industries	TAIWAN
Gold (Au)	UBS AG Bahnhofstr	SWITZERLAND
Gold (Au)	Umicore	GERMANY
Gold (Au)	Umicore Brasil Ltda	BRAZIL
Gold (Au)	Umicore Galvanotechnik GmbH	GERMANY
Gold (Au)	Umicore Precious Metal Refining	UNITED STATES
Gold (Au)	Umicore Precious Metals Thailand	THAILAND
Gold (Au)	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold (Au)	Uniforce Metal Industrial Corp	HONG KONG
Gold (Au)	UNITED STATES OF AMERICA UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	CHINA
Gold (Au)	Universal Precious Metals Refining Zambia	ZAMBIA
Gold (Au)	Unknow smelter name, but PCB part is from Nam Hing Industrial Laminate Ltd.	CHINA
Gold (Au)	UYEMURA	UNITED STATES
Gold (Au)	Valcambi S.A.	SWITZERLAND
Gold (Au)	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold (Au)	WAM Technologies Taiwan Co.,Ltd.	TAIWAN
Gold (Au)	WANG TING	HONG KONG
Gold (Au)	WATANABE ELECTRIC	JAPAN
Gold (Au)	WATANABE PLATING	JAPAN

Gold (Au)	Wave City State Ningbo Metal recycling plant	CHINA
Gold (Au)	WIELAND Edelmetalle GmbH	GERMANY
Gold (Au)	WILLIAMS GOLD REFINING CO INC	UNITED STATES
Gold (Au)	Williams Gold Refining Company	CANADA
Gold (Au)	Worldtop	KOREA, REPUBLIC OF
Gold (Au)	Wuxi Middle Treasures Materials	CHINA
Gold (Au)	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold (Au)	Xiamen Police Station	CHINA
Gold (Au)	XinYe Co. Ltd	CHINA
Gold (Au)	Xstrata Canada Corporation	SWITZERLAND
Gold (Au)	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold (Au)	Yan Thai Zhaojin Kanfort Precision Motals incorporated Company	CHINA
Gold (Au)	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	China
Gold (Au)	Yantai Kanfort Pioneer Metals Corporation	CHINA
Gold (Au)	Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Incorporated Compay	CHINA
Gold (Au)	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Gold (Au)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Gold (Au)	Yokohama Metal Co.,Ltd.	JAPAN
Gold (Au)	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold (Au)	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold (Au)	Yuh-Cheng Material Corporation	CHINA
Gold (Au)	Yunnan Copper Industry Co., Ltd.	CHINA
Gold (Au)	Yunnan Metallurgical	CHINA
Gold (Au)	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold (Au)	Zhao Yuan Jin Kuang	CHINA
Gold (Au)	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold (Au)	Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold (Au)	ZhaoJin Mining Industry Co.,Ltd.	CHINA
Gold (Au)	Zhaojin refining	CHINA
Gold (Au)	Zhaojin Zhaoyuan	CHINA
Gold (Au)	zhaojinjinyinyelian	CHINA
Gold (Au)	Zhaojun Maifu	CHINA
Gold (Au)	Zhaoyuan Gold mine	CHINA
Gold (Au)	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA
Gold (Au)	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold (Au)	Zhejiang Suijing	CHINA
Gold (Au)	Zhongjin Gold Corporation Limited	CHINA
Gold (Au)	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold (Au)	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA

Gold (Au)	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold (Au)	Zhuzhou Smelting Group Co., Ltd.	CHINA
Gold (Au)	Zijian Kuang Ye Refinery	CHINA
Gold (Au)	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold (Au)	ｚúｚúｚú	CHINA
Gold (Au)	株式会社日本アレフÕ	CHINA
Gold (Au)	河台金矿	CHINA
Gold (Au)	…gussa …sterreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold (Au)	6675 Parkland Blvd Solon, OH 44139	SWITZERLAND
Tantalum (Ta)	A&M Minerals Limited	UNITED KINGDOM
Tantalum (Ta)	ABS Industrial Resources Ltd	United Kingdom
Tantalum (Ta)	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES
Tantalum (Ta)	AGL	UNITED STATES
Tantalum (Ta)	Allied Material	JAPAN
Tantalum (Ta)	AMG Advanced Metallurgical Group	United States
Tantalum (Ta)	Arroz Corporation	JAPAN
Tantalum (Ta)	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum (Ta)	BÖHLER Schmiedetechn	AUSTRIA
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum (Ta)	Changsha Southern	CHINA
Tantalum (Ta)	Chaozhou Xianglu Tun	CHINA
Tantalum (Ta)	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tantalum (Ta)	China National Nonfe	CHINA
Tantalum (Ta)	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum (Ta)	CIF	BRAZIL
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum (Ta)	D Block Metals, LLC	UNITED STATES
Tantalum (Ta)	Designed Alloy Produ	UNITED STATES
Tantalum (Ta)	Duoluoshan	CHINA
Tantalum (Ta)	Duoluoshan Sapphire Rare Metal Co., Ltd.	China
Tantalum (Ta)	E.S.R. Electronics	UNITED STATES
Tantalum (Ta)	EMJ Los Angeles	UNITED STATES
Tantalum (Ta)	Ethiopian Mineral Development Share Co. (EMDSC)	ETHIOPIA
Tantalum (Ta)	Exotech Inc.	UNITED STATES
Tantalum (Ta)	F&X Electro-Materials Ltd.	CHINA
Tantalum (Ta)	FIR Metals & Resource., Ltd.	China
Tantalum (Ta)	Fujian Nanping	CHINA
Tantalum (Ta)	GAM	AUSTRALIA
Tantalum (Ta)	Gannon & Scott	UNITED STATES
Tantalum (Ta)	Ganzhou Non-Ferrous Metals Smelting Co Ltd.	CHINA
Tantalum (Ta)	Global Advanced Metals Aizu	JAPAN
Tantalum (Ta)	Global Advanced Metals Boyertown	UNITED STATES

Tantalum (Ta)	GTP Corp.	UNITED STATES
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum (Ta)	Guixi smelting plant	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum (Ta)	H.C Starck GmbH Goslar	GERMANY
Tantalum (Ta)	H.C. Starck	JAPAN
Tantalum (Ta)	H.C. Starck Co., Ltd.	THAILAND
Tantalum (Ta)	H.C. Starck GmbH Goslar	GERMANY
Tantalum (Ta)	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum (Ta)	H.C. Starck Group	GERMANY
Tantalum (Ta)	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum (Ta)	H.C. Starck Inc.	UNITED STATES
Tantalum (Ta)	H.C. Starck Ltd.	JAPAN
Tantalum (Ta)	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum (Ta)	H.C. Starck Tantalum and Niobium GmbH Goslar	Germany
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum (Ta)	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum (Ta)	Huntington Alloys Corp	UNITED STATES
Tantalum (Ta)	Innova Recycling GmbH	GERMANY
Tantalum (Ta)	Jiangxi Dinghai Tantalum & Niobium Co., Ltd	China
Tantalum (Ta)	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
Tantalum (Ta)	Jiangxi Tungsten Industry Group Co Ltd	China
Tantalum (Ta)	Jiangxi Tuohong New Raw Material	CHINA
Tantalum (Ta)	Jiangxi Yichun	CHINA
Tantalum (Ta)	Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA
Tantalum (Ta)	JiuJiang Tambre Co. Ltd.	CHINA
Tantalum (Ta)	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	China
Tantalum (Ta)	JX Nippon Mining ＆¦ Metals Corporation	JAPAN
Tantalum (Ta)	KEMET Blue Metals	MEXICO
Tantalum (Ta)	KEMET Blue Powder	UNITED STATES
Tantalum (Ta)	Kennametal inc	UNITED STATES
Tantalum (Ta)	King-Tan Tantalum Industry Ltd	China
Tantalum (Ta)	KME Germany GmbH & Co. KG	GERMANY
Tantalum (Ta)	LMS Brasil S.A.	BRAZIL
Tantalum (Ta)	Matsuo Electric	JAPAN
Tantalum (Ta)	Metallurgical Products India (Pvt.) Ltd.	India
Tantalum (Ta)	Mitsui Mining & Smelting	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S.	ESTONIA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum (Ta)	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum (Ta)	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	Nitora	SWITZERLAND
Tantalum (Ta)	NPM Silmet AS	ESTONIA
Tantalum (Ta)	NTET, Thailand	THAILAND
Tantalum (Ta)	Nuvoton Technology Corp.	TAIWAN

Tantalum (Ta)	Plansee	AUSTRIA
Tantalum (Ta)	Plansee SE Liezen	AUSTRIA
Tantalum (Ta)	Plansee SE Reutte	AUSTRIA
Tantalum (Ta)	PM Kalco Inc	UNITED STATES
Tantalum (Ta)	Power Resources Ltd	Australia
Tantalum (Ta)	Power Resources Ltd.	MACEDONIA, REPUBLIC OF
Tantalum (Ta)	PT Bangka Purta Karya	INDONESIA
Tantalum (Ta)	QuantumClean	UNITED STATES
Tantalum (Ta)	REMELT SOURCES, INC.	UNITED STATES
Tantalum (Ta)	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum (Ta)	SANDVIK HARD MAT.	FRANCE
Tantalum (Ta)	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum (Ta)	Taki Chemical Co., Ltd.	JAPAN
Tantalum (Ta)	Talley Metals	UNITED STATES
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Telex Metals	UNITED STATES
Tantalum (Ta)	Tranzact, Inc.	UNITED STATES
Tantalum (Ta)	Treibacher Industrie AG	Austria
Tantalum (Ta)	Triebacher	GERMANY
Tantalum (Ta)	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum (Ta)	VISHAY TANTALUM	PANAMA
Tantalum (Ta)	WBH AG	AUSTRIA
Tantalum (Ta)	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum (Ta)	Yao gang xian mining	CHINA
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd	China
Tantalum (Ta)	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tin (Sn)	5N PLUS	GERMANY
Tin (Sn)	5N Plus Lübeck GmbH	GERMANY
Tin (Sn)	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin (Sn)	ACuPowder International, LLC	UNITED STATES
Tin (Sn)	AFICA	FRANCE
Tin (Sn)	AIM SOLDER	CANADA
Tin (Sn)	AIM Solder (Shenzhen) Company Limited	CHINA
Tin (Sn)	Aleris	UNITED STATES
Tin (Sn)	All armor Minoru industry (co ) Co., Ltd.	TAIWAN
Tin (Sn)	All sources	TAIWAN
Tin (Sn)	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin (Sn)	Allied Metal Co.	UNITED STATES
Tin (Sn)	Allydne Powder Technologies	UNITED STATES
Tin (Sn)	Alpha	UNITED STATES
Tin (Sn)	Alpha Metals (Taiwan) Inc.	TAIWAN
Tin (Sn)	Alpha Metals Korea Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Alrec	UNITED STATES
Tin (Sn)	Aluminum Alloys Inc.	UNITED STATES

Tin (Sn)	Aluminum Resourced	UNITED STATES
Tin (Sn)	Aluphoenix srl	ITALY
Tin (Sn)	Amalgamated Metal Corporation Plc	UNITED KINGDOM
Tin (Sn)	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Tin (Sn)	Amalgamet	UNITED STATES
Tin (Sn)	Amalgamet Inc.	PERU
Tin (Sn)	American Iron and Metal	CANADA
Tin (Sn)	Ami Bridge Enterprise Co.,Ltd.	TAIWAN
Tin (Sn)	AMPERE	FRANCE
Tin (Sn)	an chen	CHINA
Tin (Sn)	An Thai Minerals Co., Ltd.	VIET NAM
Tin (Sn)	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin (Sn)	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin (Sn)	Aoki Loboratories Ltd.	CHINA
Tin (Sn)	Arcelor La Plaine	FRANCE
Tin (Sn)	Arco Alloys	UNITED STATES
Tin (Sn)	Asahi	SINGAPORE
Tin (Sn)	Asahi Metals (HK) Ltd	HONG KONG
Tin (Sn)	Asahi seiren Co.,Ltd	JAPAN
Tin (Sn)	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tin (Sn)	Assaf Conductors Ltd.	UNITED STATES
Tin (Sn)	Atlas Pacific	UNITED STATES
Tin (Sn)	Audiua, Escardida	GERMANY
Tin (Sn)	Aurubis	UNITED STATES
Tin (Sn)	Aurubis Netherlands	NETHERLANDS
Tin (Sn)	Ausmelt Limited	AUSTRALIA
Tin (Sn)	Ayrubis	UNITED STATES
Tin (Sn)	Balver Zinn Josef Jost GmbH & Co. KG	GERMANY
Tin (Sn)	Bangjia Island	INDONESIA
Tin (Sn)	Bangka	INDONESIA
Tin (Sn)	BANKA	MALAYSIA
Tin (Sn)	Baoshida Swissmetall	SWITZERLAND
Tin (Sn)	Befesa Aluminio, S.L.	SPAIN
Tin (Sn)	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin (Sn)	BEST METAIS	BRAZIL
Tin (Sn)	Best Metais e Soldas S.A.	BRAZIL
Tin (Sn)	Best Metals	BRAZIL
Tin (Sn)	BNT Chemicals Gmbh	GERMANY
Tin (Sn)	Bonoka.Beliting INDONESIA	INDONESIA
Tin (Sn)	Brinkmann Chemie AG	GERMANY
Tin (Sn)	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin (Sn)	Buhung Ind	KOREA, REPUBLIC OF
Tin (Sn)	Bukit Timah	INDONESIA
Tin (Sn)	Butterworth Smelter	MALAYSIA
Tin (Sn)	Canfield	UNITED STATES
Tin (Sn)	CapXon(Hongyuan)	INDONESIA

Tin (Sn)	Carpenter Technologies	UNITED STATES
Tin (Sn)	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin (Sn)	Chemtreat Consultant	INDIA
Tin (Sn)	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin (Sn)	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin (Sn)	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin (Sn)	Chernan Technology	TAIWAN
Tin (Sn)	CHIA FAR	TAIWAN
Tin (Sn)	China Hongqiao	CHINA
Tin (Sn)	China Huaxi Group Nandan	CHINA
Tin (Sn)	China Nandan Set	CHINA
Tin (Sn)	China National Nonferrous Industry Corp.	CHINA
Tin (Sn)	China Steel Corporation	TAIWAN
Tin (Sn)	China Tin Group Co., Ltd.	CHINA
Tin (Sn)	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin (Sn)	China Tin Smelter Co. Ltd.	CHINA
Tin (Sn)	China YunXi mining	CHINA
Tin (Sn)	Chorus Tata Steel	BELGIUM
Tin (Sn)	CHUTAN GANXIAN COUNTY, JIANGXI, China	CHINA
Tin (Sn)	CIMSA, S.A.	SPAIN
Tin (Sn)	CINTAS METALICAS S.A	SPAIN
Tin (Sn)	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin (Sn)	Cohen Alloys Ltd	UNITED KINGDOM
Tin (Sn)	Colonial Metals, Inc	UNITED STATES
Tin (Sn)	COME FM TIMAH	INDONESIA
Tin (Sn)	Complejo Metalurgico Vinto S.A.	Bolivia
Tin (Sn)	Confidential	UNITED STATES
Tin (Sn)	Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC
Tin (Sn)	Cooérativa Produtores de Cassiterita	BRAZIL
Tin (Sn)	Cookson	UNITED STATES
Tin (Sn)	Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA
Tin (Sn)	Cooper Santa	BRAZIL
Tin (Sn)	Cooper Suzhou Co	CHINA
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin (Sn)	COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
Tin (Sn)	Coopersanta	BRAZIL
Tin (Sn)	COPPER 100	BRAZIL
Tin (Sn)	Corporation Berhad (MSC)	MALAYSIA
Tin (Sn)	CSC Pure Technologies	RUSSIAN FEDERATION
Tin (Sn)	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
Tin (Sn)	CV Ayi Jaya	INDONESIA
Tin (Sn)	CV Dua Sekawan	INDONESIA
Tin (Sn)	CV Duta Putra Bangka	INDONESIA
Tin (Sn)	CV Gita Pesona	INDONESIA
Tin (Sn)	CV JusTindo	INDONESIA

Tin (Sn)	CV Makmur Jaya	INDONESIA
Tin (Sn)	CV Nurjanah	INDONESIA
Tin (Sn)	CV Prima Timah Utama	Indonesia
Tin (Sn)	CV Serumpun Sebalai	INDONESIA
Tin (Sn)	CV Tiga Sekawan	INDONESIA
Tin (Sn)	CV United Smelting	INDONESIA
Tin (Sn)	CV Venus Inti Perkasa	INDONESIA
Tin (Sn)	Dae Change Ind Co Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Dae Kil	KOREA, REPUBLIC OF
Tin (Sn)	Daewoo International	KOREA, REPUBLIC OF
Tin (Sn)	Daiki Aluminium Industry Co., Ltd.	JAPAN
Tin (Sn)	Darley Dale Smelter	UNITED KINGDOM
Tin (Sn)	DAYE Nonferrous Co. Ltd.	CHINA
Tin (Sn)	Dede Kimya	TURKEY
Tin (Sn)	Doctor of solder products Co., LTD	CHINA
Tin (Sn)	Doi field Metals Co., Ltd.	JAPAN
Tin (Sn)	Doino Kinzoku	JAPAN
Tin (Sn)	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA
Tin (Sn)	Dongguan City up another metal copper processing plant（¨東莞市塘廈再升五金銅材加工廠）©	CHINA
Tin (Sn)	Dongguan lason metel materials co,.ltd	CHINA
Tin (Sn)	Dowa Mining Co., Ltd.	Japan
Tin (Sn)	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin (Sn)	Dr.ing.Max Schloette	GERMANY
Tin (Sn)	DS	INDONESIA
Tin (Sn)	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin (Sn)	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin (Sn)	DYFENCO GREEN APPLIED MATERIAL CO., Ltd	INDONESIA
Tin (Sn)	Eagle Brass	UNITED STATES
Tin (Sn)	Eastern Alloys	UNITED STATES
Tin (Sn)	EFD INC.	United States
Tin (Sn)	Egli Fischer	SWITZERLAND
Tin (Sn)	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin (Sn)	Electroloy metal Co Ltd	CHINA
Tin (Sn)	Electroloy Metal Pte	SINGAPORE
Tin (Sn)	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin (Sn)	Elmet S.A. de C.V.	BOLIVIA
Tin (Sn)	Elmet S.L.U (Metallo Group)	Spain
Tin (Sn)	EM Vinto	BOLIVIA
Tin (Sn)	Empresa Metalúrgica Vinto (Government, 100%)	BOLIVIA
Tin (Sn)	Empresa Metallurgica Vinto	Bolivia
Tin (Sn)	Estanho de Rond™nia S.A.	BRAZIL
Tin (Sn)	E-tech Philippines	PHILIPPINES
Tin (Sn)	Excellent resistance to copper (Suzhou) Co., Ltd.	CHINA
Tin (Sn)	Exim Americana	MEXICO

Tin (Sn)	Eximetal S.A.	ARGENTINA
Tin (Sn)	Federal Metal Company	UNITED STATES
Tin (Sn)	Feinhutte Halsbrucke GmbH	Germany
Tin (Sn)	Felder GmbH - Löttechnik	GERMANY
Tin (Sn)	Fenix Metals	POLAND
Tin (Sn)	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin (Sn)	First Copper Technology Co., Ltd.	CHINA
Tin (Sn)	Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA
Tin (Sn)	Fuji Metal Mining Corp.	TAIWAN
Tin (Sn)	Full armor Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Funsur	BRAZIL
Tin (Sn)	Furukawa Electric	JAPAN
Tin (Sn)	Galva Metal	UNITED STATES
Tin (Sn)	Ganzhou Hailong W&M Co Ltd	CHINA
Tin (Sn)	Ganzhou Hongfei Tungsten & Molybdenum Material	CHINA
Tin (Sn)	Ganzhou sinda W&Mo Co. Ltd.	CHINA
Tin (Sn)	GE JIU CITY DATUN CHENGFENG SMELTE	CHINA
Tin (Sn)	Ge Jiu Lian Chang	CHINA
Tin (Sn)	Gebrueder Kemper GMBH	GERMANY
Tin (Sn)	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin (Sn)	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin (Sn)	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin (Sn)	Gejiu Jinye Mineral Co., Ltd.	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin (Sn)	GEJIU YUNHONG TIN LTD YUNNAN OF P.R.CHINA	CHINA
Tin (Sn)	Gejiu Yunxi Group Corp.	CHINA
Tin (Sn)	GEJIU YUNXIN COLORED ELECTROLYSIS LTD YUNNAN OF P.R.CHINA	CHINA
Tin (Sn)	GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA
Tin (Sn)	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin (Sn)	Gejiu Zi-Li	CHINA
Tin (Sn)	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin (Sn)	Gibbs Wire & Steel Co	UNITED STATES
Tin (Sn)	Glencore	CANADA
Tin (Sn)	Global Advanced Metals Pty Ltd	AUSTRALIA
Tin (Sn)	Gold Bell Group	CHINA
Tin (Sn)	Gomat-e-K.	GERMANY
Tin (Sn)	GRANDE	CHINA
Tin (Sn)	Grant Manufacturing and Alloying	UNITED STATES
Tin (Sn)	Grik Perak Malaysia	MALAYSIA
Tin (Sn)	Grillo Handel	GERMANY
Tin (Sn)	Guamg Xi Liu Zhou	CHINA
Tin (Sn)	Guang Xi Hua Xi Corp	CHINA
Tin (Sn)	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin (Sn)	GUANGXI CHINA TIN GROUP CO.,LTD	CHINA

Tin (Sn)	Guangxi Huaxi Group Limited	CHINA
Tin (Sn)	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin (Sn)	Guangzhou Non Ferrous Metals Research Institute	CHINA
Tin (Sn)	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA
Tin (Sn)	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin (Sn)	GuanXi China Tin Group Co.,LTD	CHINA
Tin (Sn)	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin (Sn)	Guest Chinese tin smelting Ltd.	CHINA
Tin (Sn)	Guixi Sanyuan Smelting Chemistry CO., Ltd	China
Tin (Sn)	Guixi smelter	CHINA
Tin (Sn)	H. KRAMER & CO.	UNITED STATES
Tin (Sn)	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Tin (Sn)	Hana-High Metal	MALAYSIA
Tin (Sn)	Hanbeaek Nonferrous Metals	KOREA, REPUBLIC OF
Tin (Sn)	Handok Metal Co., Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Hangzhou Yatong Electronics Co., Ltd.	CHINA
Tin (Sn)	Hawkins, Inc.	UNITED STATES
Tin (Sn)	Hayes Metals	NEW ZEALAND
Tin (Sn)	Hayes Metals Pty Ltd	AUSTRALIA
Tin (Sn)	HeChi Metallurgical Chemical factory	CHINA
Tin (Sn)	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Tin (Sn)	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY	CHINA
Tin (Sn)	Heraeus Germany	GERMANY
Tin (Sn)	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin (Sn)	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin (Sn)	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Heraeus Precious Metals BmbH & Co. KG	GERMANY
Tin (Sn)	Heraeus Technology Center	HONG KONG
Tin (Sn)	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Tin (Sn)	Hezhou Jinwei Tin Co., Ltd	CHINA
Tin (Sn)	High Quality Technology Co.,Ltd	CHINA
Tin (Sn)	High-Power Surface Technology	CHINA
Tin (Sn)	High-Tech Co., Ltd. Taiwan	TAIWAN
Tin (Sn)	HIJOS DE JUAN DE GARAY	SPAIN
Tin (Sn)	Hikaru Suites Ltd.	JAPAN
Tin (Sn)	Hitachi Cable	JAPAN
Tin (Sn)	HL Thorne	UNITED KINGDOM
Tin (Sn)	HOLDJINN	CHINA
Tin (Sn)	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tin (Sn)	Hoperise Metal Conductor Co Ltd	CHINA
Tin (Sn)	Hua Eng Wire & Cable Co.,Ltd	TAIWAN
Tin (Sn)	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin (Sn)	Huaxi Guangxi Group	CHINA

Tin (Sn)	HuaXi Metals Co.,Ltd	CHINA
Tin (Sn)	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin (Sn)	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin (Sn)	Hulterworth Smelter	JAPAN
Tin (Sn)	Hunan Xianghualing tin Co. ltd	CHINA
Tin (Sn)	Hyundai-Steel	KOREA, REPUBLIC OF
Tin (Sn)	I Schumann and Co	UNITED STATES
Tin (Sn)	IBF IND Brasileira de ferroligas ltd	BRAZIL
Tin (Sn)	IBG China	CHINA
Tin (Sn)	IMLI	INDONESIA
Tin (Sn)	Impag AG	SWITZERLAND
Tin (Sn)	Imperial Zinc, Corp.	UNITED STATES
Tin (Sn)	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin (Sn)	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	CHINA
Tin (Sn)	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin (Sn)	INDIUM CORPORATION OF EUROPE	UNITED KINGDOM
Tin (Sn)	Indonesia State Tin Mentok Smelter	INDONESIA
Tin (Sn)	Indonesia Tin Corp	INDONESIA
Tin (Sn)	Indonesia(Bangka)	INDONESIA
Tin (Sn)	Indonesian state tin corporation	INDONESIA
Tin (Sn)	Indonesian Tin Ingot	INDONESIA
Tin (Sn)	Indra Eramulti Logam	CHINA
Tin (Sn)	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin (Sn)	INNOVATION FACTORY, OLD TOWN ,GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA	CHINA
Tin (Sn)	International Wire Group, Inc	UNITED STATES
Tin (Sn)	IPS	FRANCE
Tin (Sn)	IRM	CANADA
Tin (Sn)	Ishifuku Metal Industry Co., Ltd.	Japan
Tin (Sn)	Ishihara Chemical Co Ltd	JAPAN
Tin (Sn)	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin (Sn)	Ishikawa Metal Co.,Ltd	TAIWAN
Tin (Sn)	i-TSCL	GERMANY
Tin (Sn)	J Kuhl Metals	UNITED STATES
Tin (Sn)	Jan Jang	TAIWAN
Tin (Sn)	Japan Refining Co., Ltd.	JAPAN
Tin (Sn)	Jau Jan Q Enterprise Co. Ltd	TAIWAN
Tin (Sn)	Jean Goldcchmidt International SA	BELGIUM
Tin (Sn)	JI, Jenderal Sudirman	INDONESIA
Tin (Sn)	Jiangsu Hetian Technological Material Co Ltd	CHINA
Tin (Sn)	JiangXi JiaWang	CHINA
Tin (Sn)	Jiangxi Jinshunda	CHINA
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Nanshan	CHINA

Tin (Sn)	Jiangxi Shunda Huichang Kam Tin Co Ltd	CHINA
Tin (Sn)	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin (Sn)	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin (Sn)	Jin Li Chang	CHINA
Tin (Sn)	Jin Tian	CHINA
Tin (Sn)	Jin Zhou	CHINA
Tin (Sn)	Jonathan NG	JAPAN
Tin (Sn)	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	Japan
Tin (Sn)	Kai Unita Trade Limited Liability Company	CHINA
Tin (Sn)	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	KARAS PLATING LTD	UNITED KINGDOM
Tin (Sn)	Ketabang	UNITED KINGDOM
Tin (Sn)	Kewei Tin Co.,ltd	CHINA
Tin (Sn)	KIHONG T & G	INDONESIA
Tin (Sn)	Kihong T&G	INDONESIA
Tin (Sn)	KME Brass Germany GmbH	GERMANY
Tin (Sn)	KME France	FRANCE
Tin (Sn)	KOBA	INDONESIA
Tin (Sn)	KOKI Company Ltd.	JAPAN
Tin (Sn)	KOKI JAPAN	JAPAN
Tin (Sn)	Koki Products Co., Ltd.	Thailand
Tin (Sn)	Kovohut_ P_’bram	Czech Republic
Tin (Sn)	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin (Sn)	KU PING ENTERPRISE CO., LTD.	CHINA
Tin (Sn)	Kundur Smelter	INDONESIA
Tin (Sn)	Kunshan Chengli Tin Co., Ltd	CHINA
Tin (Sn)	Kunshan concentric surface technology co., LTD	CHINA
Tin (Sn)	Kunshan into the solder manufacturing co., LTD	CHINA
Tin (Sn)	Kunshan shenghan	China
Tin (Sn)	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA
Tin (Sn)	Kunshan xiubo	CHINA
Tin (Sn)	Kupol	RUSSIAN FEDERATION
Tin (Sn)	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin (Sn)	Lead Free Solder Smelter	CHINA
Tin (Sn)	Lee established a solder Manufacturing Co., Ltd. Kunshan	CHINA
Tin (Sn)	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin (Sn)	Leybold Co., Ltd.	JAPAN
Tin (Sn)	LG INTERNATIONAL CORP	KOREA, REPUBLIC OF
Tin (Sn)	LI CHUN METALS CO., LTD.	TAIWAN
Tin (Sn)	Linetech	KOREA, REPUBLIC OF
Tin (Sn)	Lingbao Jinyuan tonghu	CHINA
Tin (Sn)	LingbaoJinyuan tonghui	CHINA
Tin (Sn)	Linqu Xianggui Smelter Co. Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin (Sn)	Linwu Xianggui Smelter Co. Ltd	CHINA

Tin (Sn)	Liuzhou China Tin Group Co Ltd.	CHINA
Tin (Sn)	Liuzhou Smelter	CHINA
Tin (Sn)	LMD	CHINA
Tin (Sn)	LS - Nikko Copper Inc	KOREA, REPUBLIC OF
Tin (Sn)	Lübeck GmbH	GERMANY
Tin (Sn)	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin (Sn)	M&R Claushuis BV	NETHERLANDS
Tin (Sn)	Ma On Shuguang Smelting Plant	CHINA
Tin (Sn)	Maanshan Dongshen electronic material factory	CHINA
Tin (Sn)	MacDermid GmbH	GERMANY
Tin (Sn)	Magnesium Elekton Inc.	UNITED STATES
Tin (Sn)	Magnu's Minerais Metais e Ligas LTDA	Brazil
Tin (Sn)	Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA
Tin (Sn)	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin (Sn)	Malaysia Smelting Corporation Berhad	MALAYSIA
Tin (Sn)	MANAAS MEYERLARGICAL	INDIA
Tin (Sn)	Marco Metales de Mexico SA de CV	BOLIVIA
Tin (Sn)	Maruichi Steel Tube Ltd. Co.	JAPAN
Tin (Sn)	Materials Eco-Refining CO.,LTD	Japan
Tin (Sn)	Matsuo Ltd.	JAPAN
Tin (Sn)	Matsuo Solder Co., Ltd.	JAPAN
Tin (Sn)	Matsushima Metal Corporation	JAPAN
Tin (Sn)	MCP Heck	GERMANY
Tin (Sn)	MCP Metal Specialist Inc.	UNITED STATES
Tin (Sn)	MCP Mining & Chemical Products Ltd.	UNITED KINGDOM
Tin (Sn)	Melt Metais e Ligas S.A.	BRAZIL
Tin (Sn)	Meng neng	CHINA
Tin (Sn)	Mentok Smelter	INDONESIA
Tin (Sn)	MENTPL	INDONESIA
Tin (Sn)	metaconcept france	FRANCE
Tin (Sn)	Metahub Industries Sdn.Bhd.	MALAYSIA
Tin (Sn)	Met-AL	UNITED STATES
Tin (Sn)	Metall-Chimique N.V	BELGIUM
Tin (Sn)	Metallic Resources, Inc.	UNITED STATES
Tin (Sn)	Metallum Metal Trading AG	SWITZERLAND
Tin (Sn)	METAUX BLANCHE OUVRES	FRANCE
Tin (Sn)	Met-Mex Penoles SA	MEXICO
Tin (Sn)	Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN
Tin (Sn)	Millard Wire	UNITED STATES
Tin (Sn)	Minchai Metal Indust	TAIWAN
Tin (Sn)	Minchali Metal industry Co. Ltd.	JAPAN
Tin (Sn)	Mineração Taboca S.A.	BRAZIL
Tin (Sn)	Mineral-Metal s.r.o.	CZECH REPUBLIC
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHINA
Tin (Sn)	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin (Sn)	Minsur	PERU

Tin (Sn)	Misue Tin Smelter and Refinery	PERU
Tin (Sn)	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin (Sn)	Mitsubishi	TAIWAN
Tin (Sn)	Mitsubishi Electric Metecs Co. Ltd	JAPAN
Tin (Sn)	Mitsubishi Materials Corporation	JAPAN
Tin (Sn)	Mitsui Mining and Smelting Co., Ltd.	Japan
Tin (Sn)	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin (Sn)	MK Electron	KOREA, REPUBLIC OF
Tin (Sn)	Modeltech Sdn Bhd	MALAYSIA
Tin (Sn)	Monette	GERMANY
Tin (Sn)	MSC	Malasia
Tin (Sn)	Multiple Xin precision metal electroplating factory	CHINA
Tin (Sn)	MUNTOK SMELTER	INDONESIA
Tin (Sn)	N.E. CHEMCAT CORPORATION	JAPAN
Tin (Sn)	NA	NA
Tin (Sn)	Nancang Metal Material Co.,Ltd	CHINA
Tin (Sn)	Nanchang Cemented Carbide LLC	CHINA
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin (Sn)	Nanshan Tin	CHINA
Tin (Sn)	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Tin (Sn)	Nathan Trotter & Co.	PERU
Tin (Sn)	Nathan Trotter & Co., Inc	UNITED STATES
Tin (Sn)	Neuhaus	GERMANY
Tin (Sn)	New Mining Co., Ltd.	CHINA
Tin (Sn)	Ney Metals and Alloys	UNITED STATES
Tin (Sn)	NGHE TIN NON-FERROUS METAL	VIETNAM
Tin (Sn)	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin (Sn)	Nihon Genma MFG Co., Ltd.	THAILAND
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin (Sn)	Nihon Superior Co., Ltd.	JAPAN
Tin (Sn)	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin (Sn)	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA
Tin (Sn)	Nippon Filler Metals Ltd	INDONESIA
Tin (Sn)	Nippon Metal Ferrer's	JAPAN
Tin (Sn)	Nishihara Science and Engineering	JAPAN
Tin (Sn)	NITAH	INDONESIA
Tin (Sn)	NO SMELTER	INDONESIA
Tin (Sn)	Nohon Superior Co.,	JAPAN
Tin (Sn)	Non-Disclosure	GERMANY
Tin (Sn)	North Star BlueScope Steel LLC	UNITED STATES
Tin (Sn)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin (Sn)	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin (Sn)	Nyrstar	AUSTRALIA
Tin (Sn)	O.M. Ltd.	JAPAN

Tin (Sn)	O.M. Manufacturing (Philippines) Co., Inc.	PHILIPPINES
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin (Sn)	Oetinger Aluminium	GERMANY
Tin (Sn)	Old City Metals Processing Co., Ltd.	CHINA
Tin (Sn)	OM MANUFACTURING PHILIPPINES,INC	PHILIPPINES
Tin (Sn)	OMG	UNITED STATES
Tin (Sn)	OMSA	BOLIVIA
Tin (Sn)	Operaciones Metalurgical S.A.	BOLIVIA
Tin (Sn)	Oxbow Metales de Mexico S. de RL de CV	BOLIVIA
Tin (Sn)	Paranapanema S/A	BRAZIL
Tin (Sn)	PBT	France
Tin (Sn)	PENINSULAR DE LATÓN	SPAIN
Tin (Sn)	Persang Alloy Industries	INDIA
Tin (Sn)	PERUSAHAAN SADUR TIMAH MALAYSIA	MALAYSIA
Tin (Sn)	Philippine Associated Smelting and Refing Corporation	PHILIPPINES
Tin (Sn)	Phoenix Metal Ltd	Rwanda
Tin (Sn)	Pinshine	CHINA
Tin (Sn)	Poongsan Corporation	KOREA, REPUBLIC OF
Tin (Sn)	POSCO	KOREA, REPUBLIC OF
Tin (Sn)	POSSEHL	NETHERLANDS
Tin (Sn)	Prifer Com de Sucata	BRAZIL
Tin (Sn)	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA
Tin (Sn)	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	China
Tin (Sn)	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin (Sn)	Productos Minerales del Norte SA de CV	BOLIVIA
Tin (Sn)	Pro-Tech Korea	KOREA, REPUBLIC OF
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Alam Lestari Kencana	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Aries Kencana Sejahtera	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa	INDONESIA
Tin (Sn)	PT Babel Surya Alam Lestari	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin	INDONESIA
Tin (Sn)	PT Bangka Prima Tin	INDONESIA
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin (Sn)	PT Bangka Tin Industry	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari	INDONESIA
Tin (Sn)	PT Bukit Timah	INDONESIA
Tin (Sn)	PT Cipta Persada Mulia	INDONESIA
Tin (Sn)	PT Citralogam	INDONESIA
Tin (Sn)	PT Donna Kembara Jaya	INDONESIA
Tin (Sn)	PT DS Jaya Abadi	INDONESIA

Tin (Sn)	PT Eunindo Usaha Mandiri	INDONESIA
Tin (Sn)	PT Fang Di MulTindo	INDONESIA
Tin (Sn)	PT HP Metals Indonesia	INDONESIA
Tin (Sn)	PT Indra Eramulti Logam industri	INDONESIA
Tin (Sn)	PT Inti Stania Prima	INDONESIA
Tin (Sn)	PT Justindo	INDONESIA
Tin (Sn)	PT Karimun Mining	INDONESIA
Tin (Sn)	PT Kijang Jaya Mandiri	INDONESIA
Tin (Sn)	PT Koba Tin	INDONESIA
Tin (Sn)	PT Mitra Stania Prima	INDONESIA
Tin (Sn)	PT O.M. Indonesia	INDONESIA
Tin (Sn)	PT Panca Mega Persada	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin (Sn)	PT Prima Timah Utama	INDONESIA
Tin (Sn)	PT Putra Karya	INDONESIA
Tin (Sn)	PT REFINED BANGKA TIN	INDONESIA
Tin (Sn)	PT Refined Banka Tin	INDONESIA
Tin (Sn)	PT Sariwiguna Binasenentosa	Indonesia
Tin (Sn)	PT Seirama Tin Investment	INDONESIA
Tin (Sn)	PT Solder Indonesia	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa	INDONESIA
Tin (Sn)	PT Sukses Inti Makmur	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah	INDONESIA
Tin (Sn)	PT Supra Sukses Trinusa	INDONESIA
Tin (Sn)	PT Tambang Timah	INDONESIA
Tin (Sn)	PT Timah	INdonesia
Tin (Sn)	PT Timah (Persero) Tbk	Indonesia
Tin (Sn)	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin (Sn)	PT Timah (Persero), Tbk Kundur	INDONESIA
Tin (Sn)	PT Timah Bolivia	BOLIVIA
Tin (Sn)	PT Tinindo Inter Nusa	INDONESIA
Tin (Sn)	PT Tirus Putra Mandiri	INDONESIA
Tin (Sn)	PT Tommy Utama	INDONESIA
Tin (Sn)	PT Wahana Perkit Jaya	INDONESIA
Tin (Sn)	PT Yinchendo Mining Industry	INDONESIA
Tin (Sn)	PT.HANJAYA PERKASA METALS	INDONESIA
Tin (Sn)	PT.Indra Eramulti Logam Industri	INDONESIA
Tin (Sn)	PT.KOBA TIN	INDONESIA
Tin (Sn)	Pure Technology	RUSSIAN FEDERATION
Tin (Sn)	QianDao Co. ,ltd	CHINA
Tin (Sn)	Qualitek delta philippines	PHILIPPINES
Tin (Sn)	Rahman Hydrailic Tin Sdn Bhd	MALAYSIA
Tin (Sn)	RBT	INDONESIA
Tin (Sn)	Recial - Reciclagem de Alumínios, SA	PORTUGAL
Tin (Sn)	Redring Solder(M) SDN. BHD.	MALAYSIA
Tin (Sn)	REDSUN	TAIWAN

Tin (Sn)	Reiborudo Co., Ltd.	JAPAN
Tin (Sn)	Republic Steel	UNITED STATES
Tin (Sn)	Resind Indœstria e ComŽrcio Ltda.	BRAZIL
Tin (Sn)	REYNOLDS	FRANCE
Tin (Sn)	Richard Stenzhorn GmbH	GERMANY
Tin (Sn)	Rohm & Haas R&H Europe Trading AP	GERMANY
Tin (Sn)	RST	GERMANY
Tin (Sn)	Rui Da Hung	TAIWAN
Tin (Sn)	S Company	THAILAND
Tin (Sn)	SA Minsur	PERU
Tin (Sn)	Saitamaken Irumasi Sayama ke hara	JAPAN
Tin (Sn)	Samatron Co., Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Samtec	UNITED STATES
Tin (Sn)	Samwha Non Ferrous Metal Co. Ltd	KOREA, REPUBLIC OF
Tin (Sn)	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D, LTD., CO	CHINA
Tin (Sn)	seirenngyousya	CHINA
Tin (Sn)	Seju Industry	KOREA, REPUBLIC OF
Tin (Sn)	Selayang Solder Sdn Bhd	INDONESIA
Tin (Sn)	Senju Metal Industry Co. Ltd	JAPAN
Tin (Sn)	Senju Metal Industry Co., Ltd.	MALAYSIA
Tin (Sn)	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin (Sn)	Settu Chemical Industry	JAPAN
Tin (Sn)	SEVELAR	SPAIN
Tin (Sn)	Sevotrans	GERMANY
Tin (Sn)	SGS Bolivia SA	BOLIVIA
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin (Sn)	Shandong Guoda Gold Co., LTD.	CHINA
Tin (Sn)	Shanghai Sinyang Semiconductor Materials	CHINA
Tin (Sn)	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin (Sn)	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin (Sn)	Shangrao Xuri Smelting Factory	China
Tin (Sn)	Shantou xi kuang	CHINA
Tin (Sn)	Shao Xing Tian Long Tin Materials Co Ltd	CHINA
Tin (Sn)	Shapiro Metals	UNITED STATES
Tin (Sn)	Shemao Technology Inc	TAIWAN
Tin (Sn)	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Shen Zhen Anchen solder products co.,Ltd.	CHINA
Tin (Sn)	Shenmao	TAIWAN
Tin (Sn)	Shenmao Technology Inc.	TAIWAN
Tin (Sn)	Shenzhen Aijiafa Industrial Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA
Tin (Sn)	SHENZHEN BOSHIDA SODERING TIN INDUUSTRIAL CO,LTD	CHINA
Tin (Sn)	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA

Tin (Sn)	Shenzhen City Thai Industrial Co Ltd	CHINA
Tin (Sn)	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA
Tin (Sn)	Shenzhen keaixin Technology	CHINA
Tin (Sn)	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin (Sn)	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Tin (Sn)	Shenzhen Yi Cheng Industrial	CHINA
Tin (Sn)	Shinko Leadmikk Co Ltd	JAPAN
Tin (Sn)	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin (Sn)	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin (Sn)	Simic Senju	MALAYSIA
Tin (Sn)	Singapore LME Tin	SINGAPORE
Tin (Sn)	Sinitron Shenmao Solder(M)Sdn Bhd	MALAYSIA
Tin (Sn)	Sizer Metals PTE LTD.	SINGAPORE
Tin (Sn)	Smclting&Refining	THAILAND
Tin (Sn)	Smelter Not Listed	INDONESIA
Tin (Sn)	Smelter not yet identified	Not Available
Tin (Sn)	SMIC SENJU MALAYSIA	MALAYSIA
Tin (Sn)	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin (Sn)	Soft Metals Ltd.	BRAZIL
Tin (Sn)	SOLDER COAT CO.,LTD.	JAPAN
Tin (Sn)	Solderindo	INDONESIA
Tin (Sn)	Solikamsk Metal Works	RUSSIAN FEDERATION
Tin (Sn)	SONGWON	KOREA, REPUBLIC OF
Tin (Sn)	SORIMETAL	FRANCE
Tin (Sn)	Spectro Alloys Corporation	UNITED STATES
Tin (Sn)	SPTE	CHINA
Tin (Sn)	Standard Sp z o.o.	POLAND
Tin (Sn)	Stretti	MALAYSIA
Tin (Sn)	Sumisho Material Corp.	JAPAN
Tin (Sn)	Sumitomo Electric, USA (A:L:M:T)	UNITED STATES
Tin (Sn)	Sumitomo Metal Mining Co., Ltd.	Japan
Tin (Sn)	Sun Surface Technology Co Ltd	CHINA
Tin (Sn)	Super Ligas	BRAZIL
Tin (Sn)	Suzhou Cloud kun Metal Material Co. LTD	CHINA
Tin (Sn)	Suzhou Co. Ltd.	CHINA
Tin (Sn)	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin (Sn)	Suzhou Jinyi jewelry factory	CHINA
Tin (Sn)	Suzhou Roiwow Recycle Technology Company LTD	CHINA
Tin (Sn)	Suzhou Xintang material supply station	CHINA
Tin (Sn)	swissmetal	SWITZERLAND
Tin (Sn)	Taboca	Brazil
Tin (Sn)	Taboca via MCP Metal Specialities. Inc.	UNITED STATES
Tin (Sn)	TaeguTec Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	tai wan qing gao qi ye you xian gong si	CHINA
Tin (Sn)	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tin (Sn)	Taicang Nancang Metal Materials Co., Ltd.	CHINA

Tin (Sn)	Taiwan Huanliang	INDONESIA
Tin (Sn)	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin (Sn)	Tamura	JAPAN
Tin (Sn)	Tamura Corporation	JAPAN
Tin (Sn)	TAP	UNITED STATES
Tin (Sn)	Tarutin Kester Co., Ltd.	JAPAN
Tin (Sn)	TCC steel	KOREA, REPUBLIC OF
Tin (Sn)	TDK	JAPAN
Tin (Sn)	Technic Inc.	United States
Tin (Sn)	Teck Metals Ltd	CANADA
Tin (Sn)	Teijing Tungsten Co Ltd	VIETNAM
Tin (Sn)	TENNANT METAL PTY LTD.	AUSTRALIA
Tin (Sn)	Thai Nguyen Nonferrous Metal Co.	VIET NAM
Tin (Sn)	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin (Sn)	Thailand Smelting	THAILAND
Tin (Sn)	Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND
Tin (Sn)	Thaisarco	THAILAND
Tin (Sn)	The Miller Company	UNITED STATES
Tin (Sn)	The Refinery of Shangdong Gold Mining Co Ltd	CHINA
Tin (Sn)	Thermox Performance Materials GmbH	UNITED KINGDOM
Tin (Sn)	Three green surface technology limited company	CHINA
Tin (Sn)	Thye Ming Industrial Co.,Ltd	TAIWAN
Tin (Sn)	ThyssenKrupp	GERMANY
Tin (Sn)	Tianjin Huamei	GERMANY
Tin (Sn)	Tianshui Longbo Business & Trade Co.,Ltd	CHINA
Tin (Sn)	Tim Plating Gejiu	CHINA
Tin (Sn)	TIMA	INDONESIA
Tin (Sn)	TIMAH	INDONESIA
Tin (Sn)	Tin	China
Tin (Sn)	Tin Products Manufacturing Co. Ltd.	CHINA
Tin (Sn)	Tobaca	BRAZIL
Tin (Sn)	Tochij	Japan
Tin (Sn)	TODINI AND CO SPA	ITALY
Tin (Sn)	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin (Sn)	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China
Tin (Sn)	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA
Tin (Sn)	Torecom	KOREA, REPUBLIC OF
Tin (Sn)	TOTAI	TAIWAN
Tin (Sn)	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	trafilerie carlo gnutti	ITALY
Tin (Sn)	Trafilerie Carlo Gnutti S.p.A.	ITALY
Tin (Sn)	Traxys	FRANCE
Tin (Sn)	Trialco Inc.	UNITED STATES
Tin (Sn)	T-Tech Philippines	PHILIPPINES
Tin (Sn)	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM

Tin (Sn)	TYCO	UNITED STATES
Tin (Sn)	Uchihashi Estec Co., Ltd.	JAPAN
Tin (Sn)	ULVAC	JAPAN
Tin (Sn)	Umicore AG & Co KG	GERMANY
Tin (Sn)	Umicore Haboken	BELGIUM
Tin (Sn)	Umicore SA Business Unit Precious Metals Refining	Belgium
Tin (Sn)	Uncertain or Unknown	CHINA
Tin (Sn)	Under investigation	BOLIVIA
Tin (Sn)	undisclosed	INDONESIA
Tin (Sn)	Uni Bros Metal Pte Ltd	SINGAPORE
Tin (Sn)	Uniforce Metal Industrial Corp.	INDONESIA
Tin (Sn)	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin (Sn)	Unit Timah Kundur PT Tambang	INDONESIA
Tin (Sn)	UNITED SMELTER	INDONESIA
Tin (Sn)	Univertical International(Suzhou)Co. Ltd.	CHINA
Tin (Sn)	Unknow smelter name, but solder wire & solder bar are from Nihon Superior (Thailand) Co., Ltd. and Ultracore Co., Ltd.	INDONESIA
Tin (Sn)	Untracore Co.,Ltd.	THAILAND
Tin (Sn)	VAC Vacuumschmelze GmbH & Co KG	GERMANY
Tin (Sn)	Vale Inco, Ltd.	Canada
Tin (Sn)	Vinto	BOLIVIA
Tin (Sn)	Vishay Intertechnology	CHINA
Tin (Sn)	VQB Mineral and Trading Group JSC	VIET NAM
Tin (Sn)	WALSIN	TAIWAN
Tin (Sn)	Wang Yu Manufacturing Co. Ltd.	CHINA
Tin (Sn)	Warton Metals Limited	UNITED KINGDOM
Tin (Sn)	Watanabe Plating co.	JAPAN
Tin (Sn)	WC Heraeus Hanau	GERMANY
Tin (Sn)	WELL FORE SPECIAL WIRE	TAIWAN
Tin (Sn)	Well-Lin Enterprise Co Ltd	TAIWAN
Tin (Sn)	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin (Sn)	Westfalenzinn	GERMANY
Tin (Sn)	Westfalenzinn J. Josh KG	GERMANY
Tin (Sn)	Westmetall GmbH & Co. KG	GERMANY
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin (Sn)	Wieland Metals	UNITED STATES
Tin (Sn)	Wieland Werke AG	GERMANY
Tin (Sn)	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin (Sn)	Wilhelm Westmetall, Germany	GERMANY
Tin (Sn)	Win Tin Co., Ltd. Yongkang Hiroshima	CHINA
Tin (Sn)	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin (Sn)	Winter Metalle GmbH	GERMANY
Tin (Sn)	WKK	CHINA
Tin (Sn)	WKK PCB Trading Ltd	CHINA
Tin (Sn)	Wolfram JSC	RUSSIAN FEDERATION
Tin (Sn)	Wonil Metal Co Ltd	KOREA, REPUBLIC OF

Tin (Sn)	Wu Xi Shi Ji Xie She Bei Company	CHINA
Tin (Sn)	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin (Sn)	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA
Tin (Sn)	Wuxi Lantronic Electronics Co.,Ltd.	CHINA
Tin (Sn)	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin (Sn)	Xi Niu Po Management Zone	CHINA
Tin (Sn)	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Xia Yi Metal Industries Ltd	CHINA
Tin (Sn)	Xia Yi Metal Industries Ltd.	TAIWAN
Tin (Sn)	Xianghualing Tin Co., Ltd.	CHINA
Tin (Sn)	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin (Sn)	XiHai - Liuzhou China Tin Group Co ltd	CHINA
Tin (Sn)	Ximao Tin Co. LTD	CHINA
Tin (Sn)	Xin Tongding	CHINA
Tin (Sn)	XIN WANG copper smelter	CHINA
Tin (Sn)	xinmao tin corp .,ltd	CHINA
Tin (Sn)	Xinmao Xiye (Tin Company)	CHINA
Tin (Sn)	XiYue	CHINA
Tin (Sn)	Yahataseitetsusho	JAPAN
Tin (Sn)	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Tin (Sn)	YAO ZHANG ENTERPRISE CO., LTD.	TAIWAN
Tin (Sn)	Ye Chiu Metal Recycling (China) Ltd.	CHINA
Tin (Sn)	Ye Chiu Metal Smelting Sdn.Bhd	MALAYSIA
Tin (Sn)	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin (Sn)	Yiquan Manufacturing	CHINA
Tin (Sn)	Yokohama Metal Co Ltd	JAPAN
Tin (Sn)	YTMM	CHINA
Tin (Sn)	Yun Xi	CHINA
Tin (Sn)	Yun'an Dian'xi Tin Mine	CHINA
Tin (Sn)	Yunan Tin Products Manufacturing Co.,LTD.OF YTCL	CHINA
Tin (Sn)	Yunan Xiye CO.,LTD	CHINA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin (Sn)	Yunnan Chengo Electric Smelting Plant	CHINA
Tin (Sn)	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA
Tin (Sn)	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin (Sn)	Yunnan Industrial Co., Ltd.	CHINA
Tin (Sn)	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin (Sn)	Yunnan old colored cloud new electrolysis Ltd.	CHINA
Tin (Sn)	Yunnan Tin Co., Ltd. Smelting Branch	CHINA
Tin (Sn)	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin (Sn)	YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED	CHINA
Tin (Sn)	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA

Tin (Sn)	Yunnan, China Rare Metal Materials Company	CHINA
Tin (Sn)	YUNSIN	CHINA
Tin (Sn)	Yuntinic Chemical GmbH	GERMANY
Tin (Sn)	Yuntinic Resources Inc	china
Tin (Sn)	YunXi	CHINA
Tin (Sn)	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin (Sn)	Yutinic Reousrces	UNITED STATES
Tin (Sn)	Yutinic Resources	CHINA
Tin (Sn)	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin (Sn)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin (Sn)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY	CHINA
Tin (Sn)	Zhejiang Huangyan Xinqian Electrical Parts Factory	China
Tin (Sn)	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA
Tin (Sn)	ZHEJIANG STRONG SOLDER MATERIALS	CHINA
Tin (Sn)	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin (Sn)	ZHONGSHAN TIN-KING CO., LTD.	CHINA
Tin (Sn)	ZhongShi	CHINA
Tin (Sn)	Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA
Tin (Sn)	Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd	CHINA
Tin (Sn)	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin (Sn)	Zhuhai Quanjia	CHINA
Tin (Sn)	Zi Jin Copper	CHINA
Tin (Sn)	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin (Sn)	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin (Sn)	天津互地环保O科ì技Þ有³限公½司	CHINA
Tungsten (W)	A.L.M.T. Corp.	JAPAN
Tungsten (W)	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten (W)	ACL Metais Eireli	BRAZIL
Tungsten (W)	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Tungsten (W)	Air Products	United States
Tungsten (W)	AK Steel Corp.	UNITED STATES
Tungsten (W)	Allied material Corp	TAIWAN
Tungsten (W)	Alloys Imphy	FRANCE
Tungsten (W)	ALMT	CHINA
Tungsten (W)	Alta Group	UNITED STATES
Tungsten (W)	Anhui Yingliu Group Inc.	CHINA
Tungsten (W)	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten (W)	ASSAB	TAIWAN
Tungsten (W)	ATI Metalworking Products	UNITED STATES
Tungsten (W)	ATI Tungsten Materials	UNITED STATES
Tungsten (W)	ATI,ATI Firth Sterling,ATI Metalworking Products,ATI Metalworking,ATI Metals,Allydne,Allydne Powder Technologies	UNITED STATES
Tungsten (W)	Atlantic Metals and Alloys, Inc.	UNITED STATES
Tungsten (W)	AVX Corporation	UNITED STATES

Tantalum (Ta)	Duoluoshan Sapphire Rare Metal Co. Ltd.	CHINA
Tungsten (W)	Axis Material Ltd	JAPAN
Tungsten (W)	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA
	DaeryongENC	KOREA, REPUBLIC OF
Tungsten (W)	Beijing Zenith Materials	CHINA
Tungsten (W)	Berkeley Division of NUCOR Corporation	UNITED STATES
Tungsten (W)	BGH Edelstahl Lippendorf GMBH	GERMANY
Tungsten (W)	Boehlerit	Austria
Tungsten (W)	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten (W)	Buffalo Tungsten	CHINA
Tungsten (W)	CB-Ceratizit CN	CHINA
Tungsten (W)	Central Glass / Japan	JAPAN
Tungsten (W)	CeramTec	GERMANY
Tungsten (W)	Ceratizit Deutschland GmbH	GERMANY
Tungsten (W)	ChangChun up-optech	CHINA
Tungsten (W)	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten (W)	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten (W)	Chengtong Electrical Appliance Factory	CHINA
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	China Minmetals Corp	CHINA
Tungsten (W)	China Minmetals Nonferrous Metals Co. Ltd.	CHINA
Tungsten (W)	China National Non-ferrous	CHINA
Tungsten (W)	China's nonferrous mining group co., LTD	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten (W)	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN
Tungsten (W)	CTS Industries	SINGAPORE
Tungsten (W)	CWB Materials	UNITED STATES
Tungsten (W)	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten (W)	Degutea	KOREA, REPUBLIC OF
Tungsten (W)	Emei Hengdong	CHINA
Tungsten (W)	ERAMET	France
Tungsten (W)	Eurotungstene	FRANCE
Tungsten (W)	Evraz Stratcor, Inc.	CHINA
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co. Ltd.	CHINA
Tungsten (W)	Ganzhou Haichuang Tungsten Industry Co., Ltd. [Ganzhou Tejing Tungsten & Molybdenum Co., Ltd.(GZTJ)]	CHINA
Tungsten (W)	Ganzhou Hailong W & Mo Co. Ltd	CHINA
Tungsten (W)	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten (W)	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA

Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten (W)	Golden Egret Special Alloy Co. Ltd	CHINA
Tungsten (W)	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	CHINA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Guangdong Xianglu Tungsten Industry Co., Ltd.	China
Tungsten (W)	HC Starck GmbH	GERMANY
Tungsten (W)	Heyuan carbide co., LTD	CHINA
Tungsten (W)	Hitachi Metals, Ltd.,Yasugi Works	JAPAN
Tungsten (W)	Hitachi/ 9-1 Hacchobori 2-chome, Chuo-ku, Tokyo 104-0032 Japan	JAPAN
Tungsten (W)	Hi-Temp Specialty Metals	UNITED STATES
Tungsten (W)	Hunan Chaungda	CHINA
Tungsten (W)	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten (W)	Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA
Tungsten (W)	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China
Tungsten (W)	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten (W)	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten (W)	IES Technical Sales	UNITED STATES
Tungsten (W)	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Tungsten (W)	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten (W)	Izawa Metal Co., Ltd	Japan
Tungsten (W)	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten (W)	Jada Electronics Ltd.	JAPAN
Tungsten (W)	Japan New Metals Co., Ltd.	JAPAN
Tungsten (W)	Jian De City hengshan Tungsten Industry Co.,Ltd	CHINA
Tungsten (W)	Jiangsu Hetian Technological Material Co.,Ltd	China
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Minmetals Gaoan Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten (W)	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten (W)	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tungsten (W)	Jilin Sichuan	CHINA
Tungsten (W)	Jiujiang Tanbre	CHINA
Tungsten (W)	JX Nippon Mining & Metal	JAPAN
Tungsten (W)	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten (W)	Kennametal Fallon	UNITED STATES
Tungsten (W)	Kennametal Huntsville	UNITED STATES
Tungsten (W)	Kennemetal Inc	UNITED STATES
Tungsten (W)	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten (W)	Luoyang Mudu Tungsten & Molybdenum Technology	CHINA
Tungsten (W)	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF
Tungsten (W)	Metal do	JAPAN
Tungsten (W)	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten (W)	Micro 100	UNITED STATES
Tungsten (W)	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten (W)	Minmetals Ganzhou Tin Industry Co., Ltd.	CHINA
Tungsten (W)	Minpro AB	SWEDEN
Tungsten (W)	Minsur Mines	Peru
Tungsten (W)	Mitsubishi Materials	JAPAN
Tungsten (W)	Moliren Ltd	RUSSIAN FEDERATION
Tungsten (W)	MSC (wei te)	INDONESIA
Tungsten (W)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten (W)	Nathan Trotter	UNITED STATES
Tungsten (W)	Niagara Refining LLC	UNITED STATES
Tungsten (W)	NIHON SUPERIOR	JAPAN
Tungsten (W)	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten (W)	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten (W)	Nippon Micrometal Cop	JAPAN
Tungsten (W)	NIPPON STEEL	JAPAN
Tungsten (W)	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten (W)	North American Tungsten Corporation Ltd.	CANADA
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten (W)	Outokumpu VDM USA	UNITED STATES
Tungsten (W)	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten (W)	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten (W)	Praxair Surface Technologies	UNITED STATES
Tungsten (W)	PT Indra Eramulti Logam Imdustri	INDONESIA
Tungsten (W)	Saganoseki Smelter & Refinery	JAPAN
Tungsten (W)	Sandvik	UNITED STATES
Tungsten (W)	Sandvik Material Technology	SWEDEN
Tungsten (W)	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM

Tungsten (W)	Scrap	INDIA
Tungsten (W)	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten (W)	Shanghai Kyocera Electronics	CHINA
Tungsten (W)	Shanxi Taibai factory	CHINA
Tungsten (W)	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten (W)	Sincemat Co, Ltd	CHINA
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten (W)	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten (W)	Special Metals	UNITED STATES
Tungsten (W)	Sumitomo	CANADA
Tungsten (W)	Sumitomo Electric Industries	JAPAN
Tungsten (W)	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten (W)	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten (W)	Sunaga Tungsten	JAPAN
Tungsten (W)	Sylham	UNITED STATES
Tungsten (W)	Taegutec	KOREA, REPUBLIC OF
Tungsten (W)	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten (W)	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten (W)	Tanaka Kikinzoku International Co.	Japan
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten (W)	ThyssenKrupp Steel	UNITED STATES
Tungsten (W)	Tosoh Corporation	JAPAN
Tungsten (W)	Triumph Norhwest	UNITED STATES
Tungsten (W)	Triumph Northwest	UNITED STATES
Tungsten (W)	ugitech	FRANCE
Tungsten (W)	ULVAC, Inc.	JAPAN
Tungsten (W)	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten (W)	Voss Metals Company, Inc.	UNITED STATES
Tungsten (W)	Wah Lee Industrial Corp	TAIWAN
Tungsten (W)	Weartech	UNITED KINGDOM
Tungsten (W)	Williams/ Williams Brewster	UNITED STATES
Tungsten (W)	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten (W)	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten (W)	WOLFRAM INDUSTRIE mbH	GERMANY
Tungsten (W)	Wolfram JSC, Russia	RUSSIAN FEDERATION
Tungsten (W)	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten (W)	Wort Wayne Wire Die	UNITED STATES
Tungsten (W)	W-Si靶材	JAPAN
Tungsten (W)	Xiamen Tungsten（¨H.C.）©Co., Ltd.	CHINA
Tungsten (W)	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten (W)	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten (W)	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA

Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten (W)	Yasugi Works	JAPAN
Tungsten (W)	Yoo Chang Metal Industries Co Ltd.	VIET NAM
Tungsten (W)	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten (W)	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Works Imp. & Exp. Co. Ltd.	CHINA
Tungsten (W)	Zigong Huagang Cemented Carbide New Materials Co., LTD.	CHINA